                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration

Statement on Form S-8 of our report dated June 12, 1998 appearing on page F-1 of

Laser Vision Centers, Inc.'s Annual Report on Form 10-K for the year ended April

30, 1998.


PricewaterhouseCoopers LLP
St. Louis, Missouri
February 2, 1999